UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022

Taihe Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-26113

Florida	65-0019376
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

No. 60, Greenland Science and Technology Center, Lane 2899, Hutai Road, Baoshan District, Shanghai, China	200436
(Address of principal executive offices)	(Zip Code)

+86-21-50917695

(Registrant’s telephone number, including area code)

NUONLCOLOGY LABS, INC.

7339 E. Williams Drive, Unit 26496, Scottsdale, AZ 85255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	TIHE	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2022 (the “Effective Date”), Nuoncology Labs, Inc. (the “Company” or “the Registrant”) filed Articles of Amendment (the “Amendment”) with the Florida Secretary of State amending the Company’s Amended Articles of Incorporation to effect:

1) a corporate name change; and

2) a Reverse Stock Split of the Company’s class of common stock.

Corporate name change

Article I of the Articles of Amendment changed the corporate name from Nuoncology Labs, Inc. to Taihe Group, Inc. The corporate name change was approved by the Board of Directors and a majority of the shareholders. Management believes the corporate name of Taihe Group, Inc. would best reflect the focus of the Company’s future business involving finance, trade, culture, tourism, real estate, new energy, health care, etc. between China and Indonesia under the “One Belt and One Road” initiatives in Indonesia. The Company operates and intends to further obtain a diversified portfolio of subsidiary companies. With a variety of assets, products, and ancillary offerings in a variety of industries, management believes the Company’s business model is positioned to capitalize on, and adapt to, changing market conditions.

Reverse stock split

Article IV of the Articles of Amendment, effectuated a one-for-thirty thousand (1:30,000) reverse stock split with all other aspects of Article IV to remain unchanged. This stock split was approved by the shareholders.

As a result of the Reverse Stock Split, every thirty thousand pre-split shares of the Company’s common stock issued and outstanding will be exchanged for one post-split share of common stock with any fractional shares resulting from the Reverse Stock Split being rounded up to the nearest whole share. As of the date of this filing, prior to the reverse stock split, the Company has 98,783,664 common shares issued and outstanding. Following the reverse stock split, the total number of authorized common shares of Capital Stock remains unchanged at its current total of 1,000,000,000 shares and par value of $0.0001 will remain the same.

This Amendment has been approved by the Financial Industry Regulatory Authority.

A copy of the Certificate of Amendment is filed as Exhibit 3.13 and is incorporated herein by reference.

Item 8.01 - Other Events

The Registrant’s business address has been changed from: 7339 E. Williams Drive, Unit 26496, Scottsdale, AZ 85255 to: Indonesian Street City, Jl. Batu Licin, Bintan Island, Kepulauan Riau, Indonesia, effective July 8, 2022.

The Registrant’s principal executive office mailing address has been changed from: 7339 E. Williams Drive, Unit 26496, Scottsdale, AZ 85255 to:  No.60, Greenland Science and Technology Center, Lane 2899, Hutai Road, Baoshan District, Shanghai, China, 200436, effective July 8, 2022.

2

Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Exhibit Description	Filed herewith
3.13	Certificate of Amendment to Articles of Incorporation (Name Change and Reverse Stock Split)	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NuOncology Labs, Inc.

Date: July 8, 2022		/s/ Yan-Ping Sheng
	Name:	Yan-Ping Sheng
	Title:	Chief Executive Officer

3